UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 3, 2017
Date of Report (Date of earliest event reported)

Penumbra, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37557	05-0605598
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)
One Penumbra Place
Alameda, CA 94502
(Address of principal executive offices, including zip code)

(510) 748-3200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 3, 2017, (the “Closing Date”), Penumbra, Inc. (the “Company”) filed with the Securities and Exchange Commissions (the “SEC”) a Current Report on Form 8-K (the “Original Form 8-K”) disclosing that it had completed the previously announced acquisition of Crossmed S.p.a., a joint stock company organized and existing under the laws of the Republic of Italy (“Crossmed”), from Paola Bergadano and Raffavena S.r.l. in liquidazione, a limited liability company organized and existing under the laws of the Republic of Italy (“Raffavena” and, together with Ms. Bergadano, the “Sellers”).

This Form 8-K/A amends the Original Form 8-K to include the historical audited financial statements of Crossmed and the unaudited pro forma financial statements required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items. Except as otherwise provided herein, the other disclosures made in the Original Form 8-K remain unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Crossmed for the year ended December 31, 2016 as required by this Item 9.01(a) are attached as Exhibits 99.1 hereto.

The Consent of Independent Auditors, issued by Deloitte & Touche S.p.A., dated September 19, 2017, relating to Crossmed's audited financial statements described above, is attached hereto in Exhibit 99.1.

(b) Pro Forma Financial Information.

The unaudited pro forma financial statements for the Company, after giving effect to the acquisition of Crossmed and adjustments described in such pro forma financial statements, are attached hereto as Exhibit 99.2.

(c) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Auditor, Deloitte & Touche S.p.A.
99.1	Audited financial statements of Crossmed as of and for the year ended December 31, 2016 and the notes related thereto
99.2
Unaudited pro forma balance sheet and unaudited pro forma statement of operations and comprehensive (loss) income as of and for the six months ended June 30, 2017, and pro forma statement of operations and comprehensive (loss) income for the year ended December 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penumbra, Inc.

Date: September 19, 2017	By:	/s/ Sri Kosaraju
Sri Kosaraju
Chief Financial Officer and Head of Strategy